Exhibit 31.2

Certification of Chief Financial Officer

I, Anders Giltvedt, certify that:

1.          I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10‑K for the year ended December 31, 2009,  of West Coast Bancorp; and

2.          Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report